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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-470530 of Scope Industries on Form S-8 of our report dated September 8, 2003, appearing in this Annual Report on Form 10-K of Scope Industries for the year ended June 30, 2003.

/s/ Deloitte & Touche LLP

Los Angeles, California
September 23, 2003

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